Exhibit 10.4

FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT

This First Amendment to Securities Purchase Agreement (this “Amendment”), dated as of July 7, 2016, is entered into by and among Towerstream Corporation (the “Company”), and the Lead Investor.

RECITALS:

A.     On June 17, 2016, the Company entered into a securities purchase agreement (the “Purchase Agreement”) and issued Shares and Warrants to the Purchasers as more fully described in the Securities Purchase Agreement. Capitalized terms used herein and not defined herein shall have the meanings given to them in the Purchase Agreement.

B.     The Company and the Lead Investor desire to amend the Purchase Agreement and Warrants as set forth herein.

AGREEMENTS

NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

1.     The definition of “Warrant” in Section 1.1 of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“Warrant” means the warrant to purchase Common Stock at an exercise price of $0.19 (subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement) issued to each Purchaser at the Closing, substantially in the form attached in Exhibit B.

2.     The form of Warrant set forth as Exhibit B to the Purchase Agreement shall be amended and restated in its entirety as set forth in Exhibit A to this Amendment. For the avoidance of doubt, the exercise price and share amounts set forth in the Warrant are subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after June 17, 2016.

3.     Except as modified herein, the terms of the Transaction Documents shall remain in full force and effect.

4.     This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same Amendment. A signature delivered by facsimile shall constitute an original.

[Signature Page Follows]

[SIGNATURE PAGE TO AMENDMENT TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth above.

TOWERSTREAM CORPORATION, a Delaware corporation

By: ___________________ Name: Philip Urso Title: Interim Chief Executive Officer

LEAD INVESTOR

By: ________________ Name: